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Have a Question?
Meet the Lindner Funds' Answer Team

(image) At Lindner Asset Management, customer service is an attitude and a department. At offices in Clayton, Missouri (a suburb of St. Louis located just west of down town), eight account representatives are on duty every weekday from 8 a.m. to 5 p.m. CST ready, willing and able to help Lindner shareowners in any way they can.

"The customer service department here is a one-stop shop," explains Cathy Setraycic, Lindner Funds' Shareowner Services Manager. "Unlike at some other financial institutions, when you call us, we don't transfer you to someone else. We pull together the information you need and do whatever is necessary to answer your question and to meet your needs. Individual shareowners are very important to all of us at Lindner."

A Variety of Tasks
Account representatives have a varied workday. They answer e-mail received through Lindner's Web site and they follow up with individuals who have written to the company requesting information. Answering the phone, however, is their primary activity. They assist shareowners with routine matters, such as verifying account information, inputting address or registration changes, executing purchases or sales of shares, and setting up automatic purchase programs. Account reps can help shareowners complete various tax information oradministrative forms, and in utilizing the recently introduced Web-based customer service functions on our internet site.

"Our goal is always to provide the caller with a little bit more than what they contacted us for. We aren't financial advisors, but we can provide information that will help people make decisions," Setraycic says.

Training Is Key
Being a jack-of-all-trades representative requires extensive training. Jennifer Latham, Assistant Customer Service Manager, heads up the training effort, which begins with a two-week, intensive, one-on-one program. New hires must complete directed independent study of the mutual fund industry and Lindner's products. They also spend a lot of time listening to incoming calls to observe how callers' questions are answered.

"One of the things we look for when interviewing candidates for this job is a willingness to continue learning," Setraycic explains. "It's important to have a positive attitude and enjoy talking to people, but we always need to keep up with new information. That's the only way we can really provide quality service." Following the official training period, new representatives are paired with a more senior person who serves as a mentor. "When you're new, it really helps to have a more experienced person you can go to for an answer," Setraycic says. "It helps our people to learn more quickly, but more important, it means we can speed up the response time to the caller."

Reaching out
The customer service department is becoming more proactive in 2000 by contacting shareowners from time to time to provide information or ask if they need assistance. "Sometimes changes take place within our funds or we want to verify information we have," Setraycic explains. "So, we'll be calling shareowners directly to discuss these issues."

Each year, January introduces the tax season and this is a time for tying up year-end and fourth-quarter administrative matters. It's no surprise then, that it's also the department's busiest month. "Because we provide such a broad range of service, our average telephone call takes 7-20 minutes," Setraycic notes. "When we experience a large volume of calls, shareowners may experience longer response times than they're used to. We ask that shareowners be patient with us - we will get to them as quickly as possible."

Setraycic advises shareowners to take advantage of Lindner's alternate service options. Through the toll-free automated customer service telephone system (dial 1-800- 995-7777), shareowners can check their account balances, dividend payments and other account information. Our web site also allows shareowners to review transaction history (See (link)Access Your Account).

"We always feel that personal contact is best, but during this busiest month shareowners may find it advantageous to access information through these other methods," Setraycic says. "One of the really great things about being such a small, close-knit department is that we get to know many of our shareowners. Interacting with them regularly and helping them is what really makes this job fun. We love to hear from our shareowners, and to help them with their questions."

Brian Maloney, Lindner Marketing Representative, is responsible for liaison with the Registered Advisor Community. He works closely with Cathy Setraycic and the Customer Service Department in meeting the needs of individual advisors and their clients. "We work as a team in responding to questions, or to provide the follow up needed for advisors, to help the professional in addressing the needs of their clients," notes Brain. "I regularly provide the staff with up-to-date information such as industry trends and data to help them in answering queries. And, if an advisor needs information or follow up, Customer Service will hand off the call to me. We recently worked together to install new software that serves the needs of both marketing and Customer Service, another example of our close cooperation and teamwork."

This was first published in the
Lindner Shareowner (link)Newsletter Winter 2000.

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